This is filed pursuant to Rule 497(e).
     File Nos.: 033-85850 and 811-08838



[LOGO]                         Global Asset Manager
Web Street Securities, Inc.

Presents...

Alliance Money Market Fund

- Prime Portfolio

- Government Portfolio

- General Municipal Portfolio

Prospectus
March 27, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              Members NASD and SIPC

      This prospectus describes three Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio).

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

      Principal Risks: The principal risks of investing in the Portfolios are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolios' investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain the most current seven-day yield information for any Portfolio by calling 1-800-221-9513 or your broker.

Prime Portfolio

                                PERFORMANCE TABLE

                                                             Since
                                                 1 Year      Inception*
--------------------------------------------------------------------------------
                                                  4.37%        4.61%
--------------------------------------------------------------------------------


                                    BAR CHART

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                        n/a      4.59%     4.78%     4.71%     4.37%
--------------------------------------------------------------------------------
Calendar Year End       95        96        97        98        99

      During the period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ending December 31, 1999) and the lowest return for a quarter was 1.00% (quarter ending June 30, 1999).


Government Portfolio

                                PERFORMANCE TABLE

                                                             Since
                                                 1 Year      Inception*
--------------------------------------------------------------------------------
                                                  4.28%        4.52%
--------------------------------------------------------------------------------


                                    BAR CHART

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                        n/a      4.53%     4.67%     4.62%     4.28%
--------------------------------------------------------------------------------
Calendar Year End       95        96        97        98        99

      During the period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ending March 31, 1998) and the lowest return for a quarter was .99% (quarter ending June 30, 1999).


General Municipal Portfolio

                                PERFORMANCE TABLE

                                                             Since
                                                 1 Year      Inception*
--------------------------------------------------------------------------------
                                                  2.46%        2.73%
--------------------------------------------------------------------------------


                                    BAR CHART

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                        n/a      2.78%     2.93%     2.73%     2.46%
--------------------------------------------------------------------------------
Calendar Year End       95        96        97        98        99

      During the period shown in the bar chart, the highest return for a quarter was .77% (quarter ending June 30, 1997) and the lowest return for a quarter was
 .52% (quarter ending March 31, 1999).

*  Inception date: 12/29/95.
** Inception date: 12/13/95.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) And Examples

                                                    ANNUAL PORTFOLIO OPERATING EXPENSES
                                                  Prime          Government     General Municipal
                                            ================= ================= =================
   Management Fees ......................            .50%              .50%              .50%
   12b-1 Fees ...........................            .45%              .45%              .45%
   Other Expenses .......................            .16%              .39%              .42%
                                               ---------         ---------         ---------
   Total Portfolio Operating Expenses ...           1.11%             1.34%             1.37%
   Waiver and/or Expense Reimbursement* .           (.11)%            (.34)%            (.37)%
                                               ---------         ---------         ---------
   Net Expenses .........................           1.00%             1.00%             1.00%

----------
* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement during each Portfolio's current fiscal year of a portion of the Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed 1.00%.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                  Prime          Government     General Municipal
                                            ================= ================= =================
   1 Year ...............................      $     102         $     102         $     102
   3 Years ..............................      $     342         $     391         $     397
   5 Years ..............................      $     601         $     702         $     715
   10 Years .............................      $   1,342         $   1,583         $   1,614

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under that Rule, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

      o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale);

      o asset-backed securities; and

      o repurchase agreements that are fully collateralized.

      The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

      The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

Government Portfolio

      The Government Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o adjustable rate obligations;

      o repurchase agreements that are fully collateralized; and

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

General Municipal Portfolio

      The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

      Municipal Securities. The General Municipal Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less.

Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      The General Municipal Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The General Municipal Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      The General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

      The quality and liquidity of the General Municipal Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolio's Custodian will maintain liquid assets having value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities takes place at a later time. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue.

      Taxable Investments. The General Municipal Portfolio may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

      The General Municipal Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 119 separate investment portfolios, currently have approximately 5 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended November 30, 1999, as a percentage of average daily net assets:

                       Fee as a percentage of
Portfolio             average daily net assets*
-----------------------------------------------
Prime Portfolio                 .39%
Government Portfolio            .16%
General Municipal Portfolio     .13%

----------
* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolios, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

      ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolios Value Their Shares

      Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the New York Stock Ex change (NYSE) is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      Contact Web Street Securities, Inc. to open an account in the Prime, Government or General Municipal Portfolio. Balances will appear on your monthly brokerage statement.

      o Subsequent Investments

      By Check:

      Mail or deliver your check, payable to Web Street Securities, Inc. which will deposit into the Portfolio(s). Please designate the appropriate Portfolio(s) and indicate your brokerage account number on the check or draft.

      By Sweep:

      Web Street Securities, Inc. has available an automatic "sweep" for customers in the Prime, Government or General Municipal Portfolio of Alliance Money Market Fund. If you request the sweep arrangement, all cash balances of $1.00 or more are moved into one of the Portfolios on a daily basis. Sales proceeds from trades will be swept into the designated Portfolio on settlement date.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open through Web Street Securities, Inc. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days.

      o By Contacting Web Street Securities, Inc.

      Instruct Web Street Securities, Inc. to order a withdrawal from your Portfolio account and issue a check payable to you.

      o By Sweep

      Web Street Securities, Inc.'s automatic "sweep" moves money from your money market account automatically to cover securities purchases in your brokerage account.

      o By Checkwriting

      With this service, you may write checks made payable to any payee. First, you must fill out the Signature Card or Application which you can obtain from Web Street Securities, Inc. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Each of the Portfolios' net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

Prime Portfolio and Government Portfolio

      For Federal income tax purposes, the Prime and Government Portfolios' dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

General Municipal Portfolio

      Distributions of tax-exempt interest income from this Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares.

      Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year.

      The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The Portfolios pay these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal year ended November 30, 1999 and by other independent accountants for the periods prior to November 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.

                                                                                  PRIME PORTFOLIO
                                                                  =============================================
                                                                                                   December 29,
                                                                                                      1995(a)
                                                                      Year Ended November 30,           to
                                                                  ==============================   November 30,
                                                                    1999       1998        1997        1996
                                                                  =======    =======     =======     =======
Net asset value, beginning of period .........................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  -------    -------     -------     -------
Income from Investment Operations
Net investment income (b) ....................................       .042       .047        .046        .041
                                                                  -------    -------     -------     -------
Less: Dividends
Dividends from net investment income .........................      (.042)     (.047)      (.046)      (.041)
                                                                  -------    -------     -------     -------
Net asset value, end of period ...............................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  =======    =======     =======     =======
Total Return
Total investment return based on net asset value (c) .........       4.31%      4.77%       4.75%       4.23%

Ratios/Supplemental Data
Net assets, end of period (in millions)  .....................    $ 1,091    $   682     $ 3,298     $ 2,772
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ................       1.00%      1.00%       1.00%       1.00%(d)
  Expenses, before waivers and reimbursements ................       1.11%      1.06%       1.06%       1.23%(d)
  Net investment income (b) ..................................       4.24%      4.69%       4.65%       4.50%(d)

--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b)   Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.

                                                                               GOVERNMENT PORTFOLIO
                                                                  =============================================
                                                                                                   December 29,
                                                                                                      1995(a)
                                                                      Year Ended November 30,           to
                                                                  ==============================   November 30,
                                                                    1999       1998        1997        1996
                                                                  =======    =======     =======     =======
Net asset value, beginning of period .........................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  -------    -------     -------     -------
Income from Investment Operations
Net investment income (b) ....................................       .041       .046        .045        .041
                                                                  -------    -------     -------     -------
Less: Dividends
Dividends from net investment income .........................      (.041)     (.046)      (.045)      (.041)
                                                                  -------    -------     -------     -------
Net asset value, end of period ...............................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  =======    =======     =======     =======
Total Return
Total investment return based on net asset value (c) .........       4.23%      4.67%       4.64%       4.18%

Ratios/Supplemental Data
Net assets, end of period (in millions)  .....................    $    76    $    42     $   124     $   100
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ................       1.00%      1.00%       1.00%       1.00%(d)
  Expenses, before waivers and reimbursements ................       1.34%      1.14%       1.25%       1.42%(d)
  Net investment income (b) ..................................       4.17%      4.60%       4.54%       4.45%(d)

--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b)   Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.

                                                                           GENERAL MUNICIPAL PORTFOLIO
                                                                  =============================================
                                                                                                   December 29,
                                                                                                      1995(a)
                                                                      Year Ended November 30,           to
                                                                  ==============================   November 30,
                                                                    1999       1998        1997        1996
                                                                  =======    =======     =======     =======
Net asset value, beginning of period .........................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  -------    -------     -------     -------
Income from Investment Operations
Net investment income (b) ....................................       .024       .027        .029        .027

Less: Dividends
Dividends from net investment income .........................      (.024)     (.027)      (.029)      (.027)
                                                                  -------    -------     -------     -------
Net asset value, end of period ...............................    $  1.00    $  1.00     $  1.00     $  1.00
                                                                  =======    =======     =======     =======
Total Return
Total investment return based on net asset value (c) .........       2.42%      2.76%       2.92%       2.71%

Ratios/Supplemental Data
Net assets, end of period (in millions)  .....................    $    64    $    44     $   137     $   123
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ................       1.00%      1.00%       1.00%       1.00%
  Expenses, before waivers and reimbursements ................       1.37%      1.17%       1.21%       1.39%
  Net investment income (b) ..................................       2.40%      2.74%       2.87%       2.76%

--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b)   Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting Web Street Securities, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520, Secaucus, NJ 07096

By phone:   For Information:  (800) 824-1916
            For Literature:   (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:  at the Securities and Exchange Commission's Public Reference
            Room in Washington, D.C.

By phone:   1-800-SEC-0330 (for information on the operation of the public reference room only)

By mail:    Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-6009
            (duplicating fee required)

By Electronic Mail: publicinfo@sec.gov
                   (duplicating fee required)

On the Internet:  www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Table of Contents
-----------------
RISK/RETURN SUMMARY ......................................................   2
  Performance and Bar Chart Information ..................................   2
FEES AND EXPENSES OF THE PORTFOLIOS ......................................   4
OTHER INFORMATION ABOUT THE PORTFOLIOS'
OBJECTIVES, STRATEGIES, AND RISKS ........................................   4
  Investment Objectives and Strategies ...................................   5
  Prime Portfolio ........................................................   5
  Government Portfolio ...................................................   5
  General Municipal Portfolio ............................................   5
  Risk Considerations ....................................................   6
MANAGEMENT OF THE PORTFOLIOS .............................................   7
PURCHASE AND SALE OF SHARES ..............................................   8
  How The Portfolios Value Their Shares ..................................   8
  How To Buy Shares ......................................................   8
  How To Sell Shares .....................................................   8
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................   9
DISTRIBUTION ARRANGEMENTS ................................................   9
FINANCIAL HIGHLIGHTS .....................................................  10
--------------------------------------------------------------------------------
SEC FILE No. 811-8838                                                WEBSTPR0300